CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
CURRENT ASSETS:
Trade receivables, allowance for doubtful accounts	$ 37	$ 388
SHAREHOLDERS' EQUITY (Note 12):
Ordinary shares, par value per share	$ 0.01	$ 0.01
Ordinary shares, shares authorized	12,000,000	12,000,000
Ordinary shares, shares issued	4,464,457	4,464,457
Ordinary shares, shares outstanding	4,459,057	4,459,057
Treasury shares, shares	5,400	5,400